PROSPECTUS SUPPLEMENT - October 3, 2000*

AXP International Fund (December 30, 1999 revised as of June 26, 2000) S-6140-99 P(6/00)

The "Management" section is revised as follows:

Mark Fawcett, co-manager of the Fund since 2000, joined AEFC in 1999. He is chief investment officer of American Express Asset Management International Inc. (AEAMI), the London-based subsidiary of AEFC. He also manages AXP VP -
International Fund, IDS Life Series Fund - International Portfolio, the international portion of AXP Managed Allocation Fund and the equity portion of AXP Global Balanced Fund. Prior to joining AEFC, Mark was with Gartmore Investment Management plc, a pension fund and mutual fund management company in the U.K. from 1991 to 1999.

Richard Leadem, co-manager of the Fund since 2000, joined AEFC in 1997 as chief investment director - North American Equities for AEAMI. He also manages World Growth Portfolio and AXP Global Growth Fund. Prior to joining AEFC, he was a senior portfolio manager at Mercury Asset Management from 1994 to 1997.

Gavin Corr, co-manager of the Fund since 2000, joined AEFC in 1995 as a portfolio manager on the European equity team. He also co-manages AXP European Equity Fund. Prior to joining AEFC, he was with a London investment bank.


S-6140 11A (10/00)
*Valid until next prospectus date
Destroy Dec. 29, 2000